UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  February 16, 2010


                      FINANCIAL FEDERAL CORPORATION
         (Exact name of registrant as specified in its charter)

       Nevada                  001-14237               88-0244792
      (State of            (Commission File         (I.R.S. Employer
   incorporation)               Number)            Identification No.)


               730 Third Avenue, New York, New York 10017
           (Address of principal executive offices) (Zip Code)

                             (212) 599-8000
          (Registrant's telephone number, including area code)


      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

     Financial Federal Corporation issued a press release on February 16, 2010 announcing its stockholders approved its merger with People's United Financial, Inc.

     A copy of this press release is attached as Exhibit 99.1 and is incorporated by reference to this 8-K.


Item 9.01.  Financial Statements and Exhibits

     (d)    Exhibits.

     The following exhibit is filed herewith.

            99.1   Press Release dated February 16, 2010


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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FINANCIAL FEDERAL CORPORATION
                                       -----------------------------
                                       (Registrant)


                                       By: /s/ Troy H. Geisser
                                           -------------------------
                                           Senior Vice President and
                                           Secretary

February 16, 2010
-----------------
(Date)

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                             EXHIBIT INDEX


Exhibit No.	    Description of Exhibit
-----------     -------------------------------------
99.1            Press Release dated February 16, 2010

                                   4

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